Annual Meeting of Shareholders April 29, 2026 Exhibit 99.1

Forward-Looking Statements and Use of Non-GAAP Measures Unitil Corporation 6 Liberty Lane West Hampton, NH 03842-1720 1-888-301-7700 www.unitil.com NYSE Ticker: UTL Transfer Agent Computershare P.O. Box 43078 Providence RI 02940-3078 800-736-3001 Investor Relations 800-999-6501 InvestorRelations@unitil.com This presentation contains “forward-looking statements” including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this presentation are forward-looking statements. These forward-looking statements include statements regarding Unitil Corporation and its subsidiaries’ financial condition, results of operations, capital expenditures, business strategy, regulatory strategy, market opportunities, and other plans and objectives. In some cases, forward-looking statements can be identified by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue”, the negative of such terms, or other comparable terminology. In this presentation, “Unitil,” the “Company”, “we”, “us”, “our” and similar terms refer to Unitil Corporation and its subsidiaries, unless the context requires otherwise. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that could cause the actual results to differ materially from those set forth in the forward-looking statements. Those risks and uncertainties include: numerous hazards and operating risks relating to the Company’s electric and natural gas distribution activities, which could result in accidents and other operating risks and costs; fluctuations in the supply of, demand for, and the prices of, electric and gas energy commodities and transmission and transportation capacity and the Company’s ability to recover energy supply costs in its rates; catastrophic events; cyber-attacks, acts of terrorism, acts of war, severe weather, a solar event, an electromagnetic event, a natural disaster, the age and condition of information technology assets, human error, or other factors could disrupt the Company’s operations and cause the Company to incur unanticipated losses and expense; outsourcing of services to third parties could expose us to substandard quality of service delivery or substandard deliverables, which may result in missed deadlines or other timeliness issues, non-compliance (including with applicable legal requirements and industry standards) or reputational harm, which could negatively affect the Company’s results of operations; unforeseen or changing circumstances, which could adversely affect the reduction of Company-wide direct greenhouse gas emissions; the Company’s regulatory and legislative environment (including laws and regulations relating to climate change, greenhouse gas emissions and other environmental matters) could affect the rates the Company is able to charge, the Company’s authorized rate of return, the Company’s ability to recover costs in its rates, the Company’s financial condition, results of operations and cash flows, and the scope of the Company’s regulated activities; general economic conditions, which could adversely affect (i) the Company’s customers and, consequently, the demand for the Company’s distribution services, (ii) the availability of credit and liquidity resources, and (iii) certain of the Company’s counterparty’s obligations (including those of its insurers and lenders); the Company’s ability to obtain debt or equity financing on acceptable terms; increases in interest rates, which could increase the Company’s interest expense; the Company’s payment of dividends in the future; declines in capital markets valuations, which could require the Company to make substantial cash contributions to cover its pension obligations, and the Company’s ability to recover pension obligation costs in its rates; the Company’s ability to consummate acquisitions or other strategic transactions, to successfully integrate any acquired assets or business, or derive value from strategic transactions and investment; restrictive covenants contained in the terms of the Company’s and its subsidiaries’ indebtedness, which restrict certain aspects of the Company’s business operations; customers’ preferred energy sources; severe storms and the Company’s ability to recover storm costs in its rates; variations in weather, which could decrease demand for the Company’s distribution services; long-term global climate change, which could adversely affect customer demand or cause extreme weather events that could disrupt the Company’s electric and natural gas distribution services; macroeconomic events, including the imposition of tariffs; employee workforce factors, including the ability to attract and retain key personnel; the Company’s ability to retain its existing customers and attract new customers; increased competition; other presently known or unforeseen factors; and other risks detailed in Unitil Corporation’s filings with the Securities and Exchange Commission, including those appearing under the caption "Risk Factors" in Unitil Corporation’s most recently filed Annual Report on Form 10-K. Readers should not place undue reliance on any forward looking statements. Many of these risks are beyond the Company’s control. Any forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of unanticipated events, except as required by law. New factors emerge from time to time, and it is not possible for the Company to predict all such factors, nor can the Company assess the effect of any such factor on its business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. This presentation contains Non-GAAP measures. The Company’s management believes these measures are useful in evaluating its performance. Reconciliations of Non-GAAP financial measures to the most directly comparable GAAP financial measures can be found herein. Exhibit 99.1

110,100 Electric Customers 105,000 Natural Gas Customers Local distributor of electricity and natural gas in Maine, Massachusetts and New Hampshire with attractive service areas Fully regulated electric and gas operations Growing customer base supported by strong regional economic growth Natural gas price advantage over competing fuels Robust investment opportunities in electric and natural gas infrastructure Grid modernization, resiliency, and renewable resource investments are well-aligned with climate policies Timely recovery of capital investments Stable long-term expected earnings and dividend growth Distribution revenues largely decoupled from sales volumes Earnings unaffected by commodity cost fluctuations Supportive regulatory outcomes Compelling investor value proposition Low-risk expected earnings and dividend growth Sustainable long-term organic growth opportunities Proven track record of financial, operating, and strategic performance About Unitil Pure play regulated utility creating long-term sustainable value Exhibit 99.1

Turning Promises into Progress Delivering strong financial results through superior operational performance ü Financial and Strategic Execution Achieved record earnings of $50.2 million and adjusted EPS(1) of $3.16 Increased dividend by 5.6% to $1.90 on an annualized basis Maintained strong balance sheet with credit metrics well above peers Closed acquisitions of Bangor Natural Gas and Maine Natural Gas Grew rate base by 17% and increased 5-year investment outlook by 20% Executed agreement to acquire three water companies (pending) Ranked #1 in the Northeast for customer trust Achieved top-quartile reliability for the fourth consecutive year Ranked among the top companies in the nation for emergency response Maintained high levels of employee pride and engagement Named one of the Best Companies to work for in New Hampshire Solar project named 2025 NH Energy Week "Project of the Year" ü Operational and Customer Excellence Adjusted EPS excludes non-recurring transaction costs. Adjusted Net Income and Adjusted EPS are non-GAAP financial measures. Exhibit 99.1

Overall Customer Satisfaction Top Quartile Electric Reliability Four consecutive years of top quartile electric service reliability Best-in-Class Gas Emergency Response Ranked among the top companies in the nation for gas emergency response Pipeline Safety Management Selected as a “Best Practice Operator” at the American Gas Association’s Best Practices Conference Elevating the Customer Experience Driving satisfaction and loyalty through superior service Exhibit 99.1

Sustainable Value Creation Securing our future through responsible action Recognized as one of New Hampshire’s “Best Companies to Work For” for the fourth consecutive year. People 2025 NH Energy Week "Project of the Year" Our solar facility in Kingston, New Hampshire is the largest solar energy project in the state of New Hampshire, producing enough electricity to power over 1,200 homes. Kingston Solar Array 9.7million kilowatt hours generated annually 5 MW photovoltaic (PV) solar facility $2 million estimated savings for customers Governance Exhibit 99.1

Accretive Expansion Accelerating growth through strategic acquisitions Enabling Value Creation Unitil now serves approximately 90% of natural gas customers in Maine Attractive service areas in major population centers Strong customer growth of 4% - 5% due to price advantage of natural gas and low penetration Fuel choice laws in place preserving the rights of consumers to select their preferred energy systems Strong geographic fit; highly complementary to existing operations Integration Status Bangor Natural Gas (Closed January 31, 2025) Integration complete Maine Natural Gas (Closed October 31, 2025) I.T. Integration expected to be substantially complete May 1, 2026 Exhibit 99.1

Lowering Energy Costs Natural gas is the smarter, cheaper alternative for home heating Fuel Price Data: U.S. Energy Information Administration (EIA) Prices shown are January 2026 with the exception of natural gas in Maine, which is December 2025 Residential natural gas data in Maine unavailable for January 2026 Natural gas heating cost compared to other fuels… Fuel Maine Massachusetts New Hampshire Heating Oil -34% -18% -35% Propane -52% -33% -54% Electricity -41% -16% -28% The Natural Gas Advantage Natural gas is the lowest-cost heating fuel in Maine, Massachusetts and New Hampshire Utility management of gas supply portfolios provides pricing stability not typical of petroleum-based fuels Gas heating systems are more cost-effective than electric heat pumps due to cold temperatures and high electricity prices Electric Heat Pump ($0.31 per kWh) Natural Gas Boiler ($1.80 per therm) Exhibit 99.1

Our Competitive Advantage Maine New Hampshire Highest percentage of homes heated with fuel oil in the nation Second highest percentage of homes heated with fuel oil in the nation Converting homes to natural gas lowers energy costs and reduces emissions Fuel switching to natural gas presents a major opportunity to improve energy affordability Source: Washington Post, March 6, 2023 Exhibit 99.1

Aquarion Water Acquisition Expands Utility Platform Opportunity to acquire high quality water systems at an attractive valuation Complementary to existing utility operations and service company; opportunities for synergies Enhances Scale and Diversification Multi-state, multi-utility platform provides incremental growth, scale, and diversification Creates a stronger platform to support and finance long-term growth Constructive Regulation Maintains 100% regulated model in existing jurisdictions with strong regulatory relationships Supportive regulation with attractive cost recovery mechanisms Supports Long-Term Growth Incremental rate base supports EPS growth near the upper-end of guidance range Potential for further consolidation of municipal water systems within current regulatory jurisdictions Jurisdiction Massachusetts New Hampshire Rate Base(1) ~$36 million ~$47 million Customers ~12,000 ~11,000 Complementary utility operations add scale and diversification supporting long-term growth Rate base as of December 31, 2025, includes estimates and approximations that are typically settled or litigated in rate cases Exhibit 99.1

Accelerating Growth Recent acquisitions are expected to be earnings accretive over the long-term 17% Additional Rate Base 15% Gas Margin Increase 17% Additional Gas Customers 23,000 Water Customers in MA and NH Acquisitions will accelerate long-term EPS and Rate Base growth Long-Term Guidance EPS Growth 5.0% - 7.0% Rate Base Growth 6.5% - 8.5% Total Shareholder Return 8.0% - 10.0%(1) Total Shareholder Return assumes dividend yield of 3.0% and a constant Price-to-Earnings ratio Forecast assumes Aquarion acquisition receives necessary regulatory approval; Rate Base includes estimates and approximations that are typically settled or litigated in rate cases Accelerating Rate Base Growth(2) Billions ~10% CAGR 2024-2030 Exhibit 99.1

Strategic Infrastructure Investment Actual and Forecast Capital Investment (1) Consolidated Rate Base (2)(3) Rate Base by Jurisdiction(2)(3) 8.1% CAGR $ in millions $ in millions Accelerating infrastructure modernization and expansion Five-year capital investment of approximately $1.2 billion ~20% increase over previous 5-year forecast Forecast does not include pending acquisition of three Aquarion water companies 2025 consolidated rate base includes acquisitions of Bangor Natural Gas and Maine Natural Gas Rate Base figures include estimates and approximations that are typically settled or litigated in rate cases 2024 2025 Percentage FERC 49 55 4% MA 243 270 20% ME 350 476 36% NH 493 528 40% Total 1135 1329 100% Exhibit 99.1

Financial Strength & Sustainability Prioritizing Balance Sheet Stability Cash Flow from Operations funds the majority of capital investment Balanced mix of common equity and long-term debt offers financial flexibility Limited refinancing risk and no variable rate long-term debt Strong financial profile supports credit metrics well above downgrade thresholds Long-Term Financing Sources Strong Credit Metrics (1) Unitil Peer Average Downgrade Threshold FFO / Debt 16.3% ~15% 13% Cash Flow From Operations, less dividends, funds majority of capital plan Debt is net of any refinancing of maturing long-term debt Equity includes funds raised through the Unitil Dividend Reinvestment Plan and external equity issuances Most recent data per S&P Ratings 360; includes S&P rating adjustments Maintaining a strong balance sheet is a strategic priority Exhibit 99.1

7.3% Annual Growth Net Income Delivering on Long-Term Earnings Guidance Historical earnings growth at long-term guidance midpoint Historical Earnings per Share (1)(2) 7.2% Annual Growth Common Stock Equity 6.0% Annual Growth Earnings Per Share 6.0% CAGR 8.6% Annual Growth Net Utility Plant Performance Over Last 12 Years (2) 2019 excludes after-tax gain on the divestiture of Usource 2024 and 2025 exclude transaction costs associated with the acquisitions of Bangor Natural Gas and Maine Natural Gas. Adjusted Net Income and Adjusted EPS are non-GAAP financial measures Exhibit 99.1

Compelling Value Proposition 5% - 7% Annual EPS Growth Long Term Guidance $1.2 Billion 5-Year Utility Capex Plan(2) 55% - 65% Dividend Payout Ratio Target Range 6.5% - 8.5% Rate Base Growth(2) 8% - 10% Annual Total Return(1) Price Appreciation Plus Dividend 16% - 18% FFO/Debt Target Total Shareholder Return assumes dividend yield of 3.0%, growth of 5% - 7%, and a constant Price-to-Earnings ratio Forecasts of capital investments and rate base growth do not include acquisition of Aquarion water companies Driving sustainable growth through a disciplined, regulated strategy Exhibit 99.1

Thank You! unitil.com/investors Unitil Corporation 6 Liberty Lane West Hampton, NH 03842-1720 1-888-301-7700 www.unitil.com NYSE Ticker: UTL Investor Relations 800-999-6501 InvestorRelations@unitil.com Exhibit 99.1

86,600 Natural Gas Customers Appendix Exhibit 99.1

86,600 Natural Gas Customers GAAP Reconciliation of Adjusted Gross Margin Twelve months ended December 31, 2025 Exhibit 99.1

GAAP Reconciliation of Adjusted Earnings Twelve months ended December 31, 2025 Exhibit 99.1